SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   -----------
                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 1, 1995
                                                         ----------------


                                 Teradyne, Inc.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Massachusetts                 1-6462                        04-2272148
-------------                 ------                        ----------
(State or Other Jurisdiction (Commission                    (I.R.S. Employer
of Incorporation)             File Number)                  Identification No.)

321 Harrison Avenue,
Boston, Massachusetts                                       02118
---------------------------                                 --------
(Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code: (617) 482-2700
                                                           ---------------


     Total number of sequentially numbered pages in this filing, including exhibits thereto: 38
                                                --
                        Exhibit Index Located on Page 6
                                                      -

Item 2.        Acquisition or Disposition of Assets.

         On December 1, 1995, Teradyne, Inc. ("Teradyne") completed the acquisition of Megatest Corporation, a Delaware corporation ("Megatest"), by means of a merger (the "Merger") of M Merger Corp., a Delaware corporation and wholly owned subsidiary of Teradyne ("Merger Sub"), with and into Megatest, pursuant to the Agreement and Plan of Merger and Reorganization, dated as of September 5, 1995, as amended (the "Merger Agreement"), by and among Teradyne, Merger Sub and Megatest. As a result of the Merger, Megatest became a wholly owned subsidiary of Teradyne. The Merger was effected by the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on December 1, 1995.

         Teradyne manufactures automatic test equipment and connection systems for the electronics and telecommunications industries. Megatest manufactures several lines of semiconductor test systems.

         Pursuant to the terms of the Merger Agreement, upon the effective time of the Merger, each outstanding share of Megatest common stock, $.001 par value ("Megatest Common Stock"), was converted into the right to receive 0.9091 shares of Teradyne common stock, $.125 par value ("Teradyne Common Stock"), (subject to payment of cash in lieu of any fractional shares). As a result of the Merger, the former stockholders of Megatest will receive approximately 6.8 million shares of Teradyne Common Stock. Each holder of Megatest Common Stock who was otherwise entitled to a fraction of a share of Teradyne Common Stock will receive cash in lieu thereof, equal to such fraction multiplied by $29.11 (the "Final Teradyne Stock Price"), which is the average of the closing prices of Teradyne Common Stock for the twenty consecutive days on which Teradyne Common Stock was traded on The New York Stock Exchange ending on November 24, 1995. Also, pursuant to the terms of the Merger Agreement, upon the effective time of the Merger, Megatest's obligations under Megatest's existing option plans, whether vested or unvested, were assumed by Teradyne. The shares of Megatest Common Stock subject to the stock option plans were converted into shares of Teradyne Common Stock at the rate of 0.9091 shares of Teradyne Common Stock for each share of Megatest Common Stock.

         The terms of this transaction and the consideration received by Megatest's stockholders were the result of arm's-length negotiations between the representatives of Teradyne and Megatest and took into account various factors concerning the relative valuations of the businesses and the common stock of Teradyne and Megatest. The terms of the Merger and the exchange of Megatest Common Stock for Teradyne Common Stock are more fully described in the Merger Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Report and is incorporated herein by reference.

         The   acquisition  of  Megatest  is  intended  to  qualify  a  tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Teradyne will account for the transaction as a pooling of interests.

Item 7.        Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  The following audited financial statements of Megatest, together with the reports thereon manually signed by Price Waterhouse LLP and Deloitte & Touche LLP, appear as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by this reference:

                  Consolidated Balance Sheets as of August 31, 1995 and 1994

                  Consolidated Statements of Operations for the fiscal years ended August 31, 1995, 1994 and 1993

                  Consolidated Statements of Stockholders' Equity for the fiscal years ended August 31, 1995, 1994 and 1993

                  Consolidated Statements of Cash Flows for the fiscal years ended August 31, 1995, 1994 and 1993

                  Notes to Consolidated Financial Statements

         (b)      Pro Forma Financial Information.

                  The following Teradyne and Megatest unaudited pro forma condensed combined financial statements appear as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference:

                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of October 1, 1995

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended October 1, 1995

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended October 2, 1994

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1994

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1993

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1992

                  Notes to Unaudited Pro Forma Condensed Combined Financial Statements

         (c)      Exhibits.

Exhibit no.                                   Description
-----------                                   -----------

   2.1 Agreement and Plan of Merger and Reorganization, dated as of September 5, 1995, as amended, by and among Teradyne, M Merger
              Corp. and Megatest Corporation (filed as Exhibit 2 to Teradyne's Registration Statement on Form S-4 (No.
              33-63781) and incorporated herein by reference)

  23.1        Consent of Price Waterhouse LLP

  23.2        Consent of Deloitte & Touche LLP

  99.1 The following audited financial statements of Megatest, together with the reports thereon manually signed by Price Waterhouse LLP and Deloitte & Touche LLP:

                  Consolidated Balance Sheets as of August 31, 1995 and 1994

                  Consolidated Statements of Operations for the fiscal years ended August 31, 1995, 1994 and 1993

                  Consolidated Statements of Stockholders' Equity for the fiscal years ended August 31, 1995, 1994 and 1993

                  Consolidated Statements of Cash Flows for the fiscal years ended August 31, 1995, 1994 and 1993

                  Notes to Consolidated Financial Statements

  99.2 The following Teradyne and Megatest unaudited pro forma condensed combined financial statements:

                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of October 1, 1995

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended October 1, 1995

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended October 2, 1994

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1994

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1993

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1992

                  Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       Teradyne, Inc.
                                                       --------------
                                                       (Registrant)


Date: December 15, 1995                                 /s/ Owen W. Robbins
                                                        -------------------
                                                        Owen W. Robbins
                                                        Executive Vice President

                                       6

                                  EXHIBIT INDEX



                                                                                            Page Number in
                                                                                            Sequentially
Exhibit No.                                 Description                                     Numbered Copy
-----------                                 -----------                                     --------------
   2.1             Agreement and Plan of Merger and Reorganization, dated as of September
                   5, 1995, as amended, by and among Teradyne, M Merger Corp. and
                   Megatest Corporation (filed as Exhibit 2 to Teradyne's Registration
                   Statement on Form S-4 (No. 33-63781) and incorporated herein by
                   reference)                                                                     ---


  23.1             Consent of Price Waterhouse LLP                                                8

  23.2             Consent of Deloitte & Touche LLP                                               10

  99.1             The following audited financial statements of Megatest, together with the reports thereon manually signed by Price Waterhouse LLP and
                   Deloitte & Touche LLP:                                                         12

                            Consolidated Balance Sheets as of August 31, 1995 and 1994

                            Consolidated Statements of Operations for the fiscal years ended August 31, 1995, 1994 and 1993

                            Consolidated Statements of Stockholders' Equity for the
                            fiscal years ended August 31, 1995, 1994 and 1993

                            Consolidated Statements of Cash Flows for the fiscal years ended August 31, 1995, 1994 and 1993

                            Notes to Consolidated Financial Statements

  99.2             The following Teradyne and Megatest unaudited pro forma condensed
                   combined financial statements:                                                 30

                            Unaudited Pro Forma Condensed Consolidated Balance Sheet as
                            of October 1, 1995

                            Unaudited Pro Forma Condensed  Combined Statement of
                            Operations for the nine months ended October 1, 1995

                            Unaudited Pro Forma Condensed  Combined Statement of
                            Operations for the nine months ended October 2, 1994

                            Unaudited Pro Forma Condensed Combined Statement of
                            Operations for the year ended December 31, 1994

                                       7

                            Unaudited Pro Forma Condensed Combined Statement of
                            Operations for the year ended December 31, 1993

                            Unaudited Pro Forma Condensed Combined Statement of
                            Operations for the year ended December 31, 1992

                            Notes to Unaudited Pro Forma Condensed Combined Financial
                            Statements